Nationwide Life Insurance Company
Nationwide Variable Account-5
Supplement dated October 16, 2023
to the following prospectus(es):
Nationwide Personal Income Annuity prospectus dated May 1, 2023
This supplement updates certain information contained in your prospectus. Please read and retain this supplement for future reference.
This Rate Sheet Supplement should be read and retained with the prospectus for Nationwide Personal Income Annuity. This Rate Sheet Supplement replaces and supersedes any previous Rate Sheet Supplement and must be used in conjunction with the prospectus. If you need another copy of the prospectus please contact Nationwide's Service Center at 1-800-848-6331.
Nationwide is issuing this Rate Sheet Supplement to provide the current:
•
Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages for the Nationwide Retirement Income Rider and Joint Option for the Nationwide Retirement Income Rider.
The Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages provided below apply to applications signed on or after October 30, 2023.
It is important that you have the most current Rate Sheet Supplement as of the date you sign the application. This Rate Sheet Supplement has no specified end date and can be superseded at any time. If Nationwide supersedes this Rate Sheet Supplement with a new Rate Sheet Supplement, the new Rate Sheet Supplement will be filed a minimum of 10 business days prior to its effective date.
If your application was signed prior to the date shown above, please refer to your contract for the Roll-up Interest Rate, Roll-up Crediting Period, and Lifetime Withdrawal Percentages that are applicable to your contract, or contact Nationwide's Service Center.
All Rate Sheet Supplements are available by contacting the Service Center, and also are available on the EDGAR system at www.sec.gov (file number: 333-267078).
Nationwide Retirement Income Rider and Joint Option for the Nationwide Retirement Income Rider
Roll-up Interest Rate	Roll-up Crediting Period
5.00%	10 Years

Contract Owner's Age (at the time of the first Lifetime Withdrawal)	Nationwide Retirement Income Rider Lifetime Withdrawal Percentages*	Joint Option for the Nationwide Retirement Income Rider Lifetime Withdrawal Percentages*
59½ up to 60	5.35%	4.85%
60 through 64	5.35%	4.85%
65 through 69	6.15%	5.65%
70 through 74	6.75%	6.25%
75 through 79	7.15%	6.65%
80 and older	7.65%	7.15%
*
The Lifetime Withdrawal Percentage is determined based on the age of the Contract Owner at the time of the first Lifetime Withdrawal, or if the Joint Option is elected, the age of the younger spouse at the time of the first Lifetime Withdrawal. A Contract Owner will receive the greatest Lifetime Withdrawal Percentage only if he or she does not take a Lifetime Withdrawal prior to age 80.
PRO-0053-R3-1023